Other, net	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
Other, net
Other, net
For the years ended December 31, 2015, 2016 and 2017, Other, net were primarily made up of the following: (i) foreign exchange rate gains (losses) due to the revaluation of foreign currency receivables and payables and, (ii) the reversal of an indemnification asset related to an uncertain tax position and the related interest - See Note 11 - Income taxes for details, (iii) income from ADSs offset by custodial fees related to ADSs, and (iv) government subsidies for research and development activities.

	Year ended December 31,
(in thousands)	2015	2016	2017
Foreign exchange rate gains (losses), net	€(1,006)	€16	€120
Indemnification asset and related interest	(1,661)	—	—
Net income from ADS fees	—	—	294
Government subsidies	—	—	115
Other income (expenses)	—	(155)	63
Total	€(2,667)	€(139)	€592